SHARE OPTION PLAN	6 Months Ended
Jun. 30, 2021
Share-based Payment Arrangement [Abstract]
SHARE OPTION PLAN	SHARE OPTION PLAN
In November 2006, the Board of Directors approved the Company's Share Option Scheme (the "Option Scheme"). The Option Scheme will expire in November 2026, following the renewal in November 2016. The terms and conditions remain unchanged from those originally adopted in November 2006 and permit the Board of Directors, at its discretion, to grant options to employees, officers and directors of the Company or its subsidiaries. The fair value cost of options granted is recognized in the statement of operations, and the corresponding amount is credited to additional paid-in capital. In the six months ended June 30, 2021, additional paid-in capital was credited with $0.4 million relating to the fair value of options granted in April 2018, January 2019, March 2019, February 2020 and May 2021.

In the six months ended June 30, 2021, 129,000 options were exercised, and the Company made a cash payment of $0.1 million in lieu of issuing shares under the Option Scheme.

In May 2021, the Company awarded a total of 480,000 options to officers, employees and directors, pursuant to the Company's Share Option Scheme. The options have a five year term and a three year vesting period and the first options will be exercisable from May 2022 onwards. The initial strike price was $8.79 per share.

Total unrecognized compensation cost relating to the outstanding options under the Company's Option Scheme was $1.6 million as at June 30, 2021 (December 31, 2020: $0.7 million).